Exhibit 10.89

Execution Version
AGREEMENT FOR IRREVOCABLE STANDBY LETTERS OF CREDIT
This Agreement for Irrevocable Standby Letters of Credit (this “Agreement”), dated as of February 17, 2022, is made by and between PEABODY ENERGY CORPORATION, a Delaware corporation, as applicant (“Applicant”), and GOLDMAN SACHS BANK USA, as issuing bank (“Issuer”).
Subject to the terms and conditions set forth herein (and following its receipt of an Application (as defined below) from Applicant) Issuer may, in its sole discretion, issue one or more irrevocable standby letters of credit (each such letter of credit issued pursuant hereto, together with any replacements, extensions, amendments or modifications, a “Credit”) for the account of Applicant or any account party named on such Credit (each, an “Account Party”), each such Credit to be issued pursuant hereto and subject to the terms and conditions hereof, and to be (a) issued in an amount so as not to exceed $250,000,000 in the aggregate for all Credits issued and outstanding pursuant hereto from time to time, and on such other specific terms as Applicant and Issuer may agree from time to time, (b) issued in a form and in substance acceptable to Issuer, and (c) issued for the benefit of the party or parties named by Applicant in such Credit (each such party, a “Beneficiary”). Each such Credit may be used to support Applicant’s obligations or the obligations of its subsidiaries and / or affiliates.

In consideration of Issuer issuing Credits for the account of Applicant (and/or for the account of the relevant Account Parties, if any), Applicant and any Account Party agree as follows:
1.    Applications/Instructions. Each request (each, an “Application”) to issue a Credit shall be irrevocable and made in the form attached hereto as Exhibit I or in such other form as Issuer shall from time to time require or agree to accept (including any type of electronic form or means of communication). In addition, Issuer may, upon request of Applicant made in substantially the form attached hereto as Exhibit I, deem and accept then-existing letters of credit from time to time previously issued and/or maintained by Issuer for the account of Applicant under a separate credit facility or letter of credit issuance facility between, inter alios, Issuer and Applicant (“Existing Credits”) to become a Credit hereunder, after which such Existing Credits shall be “Credits” for all purposes hereof, and shall be in all respects subject to, and governed by, the terms and conditions of this Agreement. Inquiries, communications and instructions (whether oral, telephonic, written, telegraphic, facsimile, electronic or other) regarding a Credit, each Application and this Agreement are each referred to herein as an “Instruction” or “Instructions” (and the term “Application” is subsumed within such terms). Issuer’s records of the content of any Instruction shall be conclusive. Applicant shall be responsible for the final text of a Credit notwithstanding Issuer’s recommendation, assistance or drafting or Issuer’s use, non-use or refusal to use text submitted by Applicant.
Without in any way limiting Issuer’s sole and absolute discretion to issue, increase, extend the expiration date or otherwise amend a Credit, no Credit shall have an expiration date that is later than the earlier of (x) the Initial Expiration Date (as defined below) and (y) the first anniversary of its issuance, unless either (i) Issuer and Applicant shall have agreed in writing (including by electronic mail), each in its sole discretion, to a later expiration date or (ii) such Credit is a Credit that expressly provides that the stated expiration date of such Credit will automatically be extended for one or more successive periods of time provided that Issuer may send or deliver to the beneficiary of such Credit notice within sixty (60) days of the stated expiration date that Issuer has elected in its sole discretion not to extend such stated expiration date.

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Applicant acknowledges and agrees that notwithstanding anything to the contrary in any Credit (or in any “Application for Irrevocable Standby Letter of Credit” with respect to a Credit) requested pursuant hereto, or issued under this Agreement, which may state or indicate that the “Account Party”, “Applicant”, “applicant”, “Requesting Party” or any similar designation with respect to such requested Credit is a Person (as defined below) other than PEABODY ENERGY CORPORATION, (i) PEABODY ENERGY CORPORATION is, and shall at all times remain, the “Applicant” (as defined in Section 5-102(a) of the Uniform Commercial Code, as in effect in the State of New York) with respect to each Credit issued by Issuer pursuant to this Agreement and the obligor with respect to all reimbursement obligations in respect of such Credit under the terms hereof, and (ii) all such Credits shall constitute “Credits” under, and as defined in, this Agreement.
2.    Payment Terms; Obligations Absolute. (a) For each Credit, Applicant shall pay to Issuer on the dates specified below or immediately on demand: (i) the amount of each drawing paid by Issuer under such Credit, due and payable immediately upon any payment by Issuer with respect to such drawing; (ii)  a letter of credit exposure fee in the amount equal to 0.75% per annum times the average daily maximum amount available to be drawn under all Credits (calculated on the basis of a 360-day year for the actual number of days elapsed, and determined as of the close of business on any date of determination), such exposure fee to be due and payable in arrears on each April 1, July 1, October 1 and January 1 for the quarterly period ending immediately prior to such date for which such fee shall not have previously been paid; (iii) such other commissions, fees and charges in respect of such Credit (including, commissions and fees for transfer, assignment of proceeds, amendments, and drawings of Issuer and of any adviser, confirming institution or entity or other nominated person), at such rates, amounts, and times as Issuer and Applicant shall mutually agree in writing (or, if no agreement, the amounts then customarily charged by Issuer); (iv) interest on each amount under this Agreement for each day from and including the date such payment is due through the date of payment at a rate per annum (calculated on the basis of a 360-day year for the actual number of days elapsed) equal to the lesser of (A) Prime Rate plus 0.75% and (B) the highest rate permitted by applicable law; (v) Issuer’s charges, costs and expenses (including reasonable outside counsel fees, expenses and charges) incurred in connection with the protection or enforcement of Issuer’s rights under this Agreement and any correspondent’s charges, with interest from the date paid or incurred by Issuer through the date of payment by Applicant at a rate per annum equal to Prime Rate plus 0.75% (calculated on the basis of a 360-day year for the actual number of days elapsed); and (vi) if as a result of any Regulatory Change, Issuer determines that (A) the cost to Issuer of issuing or maintaining any Credit is increased, or any amount received or receivable by Issuer hereunder is reduced, or Issuer is required to make any payment in connection with any transaction contemplated hereby, including, but not limited to, any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, Issuer, then Applicant shall pay to Issuer on demand such additional amount or amounts as Issuer determines will compensate Issuer for such increased cost, reduction or payment, or (B) capital or liquidity requirements have or would have the effect of reducing the rate of return on Issuer’s capital or on the capital of Issuer’s holding company, if any, as a consequence of this Agreement or any Credit to a level below that which Issuer or Issuer’s holding company, if any, could have achieved but for such Regulatory Change (taking into consideration Issuer’s policies and the policies of Issuer’s holding company, if any, with respect to capital adequacy or liquidity), then from time to time Applicant will pay to Issuer such additional amount or amounts as will compensate Issuer or Issuer’s holding company, if any, for any such reduction suffered. “Regulatory Change” means any change after the date hereof in United States federal, state or foreign laws or regulations (including Regulation D of the Board of Governors of the Federal Reserve System as amended or supplemented from time to time) or the adoption or making after such date of any interpretations, directives or requests applying to a class of banks including Issuer or under any United States federal or state, or any foreign, laws or regulations (whether or not having the force of law) by any court or governmental or monetary authority charged with the interpretation or administration thereof. It is understood and agreed that each of (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act, all laws relating thereto, all interpretations and applications thereof and compliance by Issuer with any request or directive relating thereto, and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or
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foreign regulatory authorities, in each case pursuant to Basel III, shall for purposes of this Agreement, be deemed to be adopted subsequent to the date hereof. In addition to any amount payable under Section 2(v) or Section 2(vi) above, if any amount of reimbursement obligation, interest, fees or any other amounts payable by Applicant hereunder is not paid within five (5) Business Days (as defined below) of the date such amount is due, whether at stated maturity, upon acceleration or otherwise, such overdue amount shall bear interest, after as well as before judgment, at a variable rate per annum equal to the rate provided in Section 2(v) or Section 2(vi) above, as applicable, plus 2.00%. “Business Day” means any day on which interbank wire transfers can be made on the Fedwire system and which is not: (i) a Saturday or a Sunday or (ii) any day on which banks in New York City, New York or Dallas, Texas, are authorized or required to be closed for business. “Prime Rate” means the rate of interest quoted in the print edition of The Wall Street Journal, Money Rates Section as the Prime Rate (currently defined as the base rate on corporate loans posted by at least 75% of the nation’s thirty (30) largest banks), as in effect from time to time. The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer.
(b)    All payments shall be made in United States dollars in immediately available funds, free and clear of and without deduction for any present or future taxes, levies, imposts, deductions, charges, withholdings, set-off or other liabilities. Applicant shall pay all withholding, stamp and other taxes or duties imposed by any taxing authority on payment under any Credit and this Agreement and shall indemnify Issuer against all liabilities, costs, claims, and expenses resulting from Issuer having to pay or from any omission to pay or delay in paying any duty or tax.
(c)    Issuer may (but shall not be required to), without demand for payment or notice to Applicant, and in addition to any other right of set-off which Issuer may have, (i) debit any account or accounts maintained by Applicant with any office of Issuer or with any Affiliate (as defined below) of Issuer (now or in the future) and set-off and apply (X) any balance or deposits (general, special, time, demand, provisional, final, matured, unmatured, contingent or absolute) in the account(s) and (Y) any sums due or payable from Issuer, to the payment of any and all amounts owed by Applicant to Issuer and/or (ii) advance funds to Applicant under any line of credit (committed or uncommitted) made available to Applicant by Issuer and apply such funds to said payment obligations.
(d)    Applicant’s payment obligations under this Section 2 are absolute, unconditional and irrevocable and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever, including, without limitation: (i) any lack of validity, enforceability or legal effect of any Credit or this Agreement, or any term or provision therein or herein; (ii) payment against presentation of any draft, demand or claim for payment under any Credit or other document presented for purposes of drawing under any Credit (“Drawing Document”) that does not comply in whole or in part with the terms of the applicable Credit or which proves to be fraudulent, forged or invalid in any respect or any statement therein being untrue or inaccurate in any respect, or which is signed, issued or presented by a Person (as defined below) (or a transferee of such Person) purporting to be a successor or transferee of the beneficiary of such Credit; (iii) Issuer or any of its branches or Affiliates being beneficiary of any Credit; (iv) Issuer or any correspondent honoring a drawing against a Drawing Document up to the amount available under any Credit even if such Drawing Document claims an amount in excess of the amount available under such Credit; (v) the existence of any claim, set-off, defense or other right that Applicant or any other Person may have at any time against any beneficiary, any assignee of proceeds, Issuer or any other Person; (vi) Issuer or any correspondent having previously paid against fraudulently signed or presented Drawing Documents (whether or not Applicant reimbursed Issuer for such drawing); and (vii) any other event, circumstance or conduct whatsoever, whether or not similar to any of the foregoing, that might, but for this paragraph, constitute a legal or equitable defense to or discharge of, or provide a right of set-off against, Applicant’s obligations hereunder (whether against Issuer, Beneficiary or any other Person); provided, however, that subject to Section 4 hereof, the foregoing shall not exculpate Issuer from such liability to Applicant for direct damages as may be judicially determined in a final, non-appealable independent legal action or proceeding brought by Applicant against Issuer following payment in full of Applicant’s obligations under this Agreement, to have resulted directly from the gross negligence or willful misconduct of Issuer. “Person” means any
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natural Person, corporation, limited liability company, trust, joint venture, association, company, partnership, governmental authority or other entity. “Affiliate” means, as applied to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with, that Person.
3.    Amendment; Waiver. Issuer shall not be deemed to have amended or modified any term hereof, or waived any of its rights unless Issuer consents in writing to such amendment, modification or waiver. No such waiver, unless expressly stated therein, shall be effective as to any transaction which occurs subsequent to such waiver, nor as to any continuance of a breach after such waiver. Issuer’s consent to any amendment, waiver, or modification does not mean that Issuer shall consent or has consented to any other or subsequent Instruction to amend, modify, or waive a term of this Agreement or any Credit. No delay or omission of Issuer to exercise any right under this Agreement shall impair such right or be construed to be a waiver of any Event of Default or an acquiescence therein.
4.    Indemnification; Limitation of Liability; Administration of Credit. (a) Applicant shall indemnify and hold harmless Issuer, its parent, each of its Affiliates and correspondents and each of their respective directors, officers, members, partners, employees and agents (each, including Issuer, an “Indemnified Person”) from and against any and all claims, suits, judgments, costs, losses, fines, penalties, damages, liabilities, and expenses, including expert witness fees and legal fees, charges and disbursements of any counsel for any Indemnified Person (“Costs”), arising out of, in connection with, or as a result of: (i) any Credit or any pre-advice of its issuance; (ii) any transfer, sale, delivery, surrender, or endorsement of any Drawing Document at any time(s) held by any Indemnified Person in connection with any Credit; (iii) any action or proceeding arising out of or in connection with any Credit or this Agreement (whether administrative, judicial or in connection with arbitration), including any action or proceeding to compel or restrain any presentation or payment under any Credit, or for the wrongful dishonor of or honoring a presentation under any Credit; (iv) any independent undertakings issued by the beneficiary of any Credit; (v) any unauthorized Instruction or error in computer transmission; (vi) an adviser, confirmer or other nominated person seeking to be reimbursed, indemnified or compensated; (vii) any third party seeking to enforce the rights of an applicant, beneficiary, nominated person, transferee, assignee of letter of credit proceeds or holder of an instrument or document; (viii) the fraud, forgery or illegal action of parties other than the Indemnified Person; (ix) Issuer’s entry into, or performance under, this Agreement, or the enforcement of this Agreement or any rights or remedies under or in connection with this Agreement or any Credit; (x) Issuer’s performance of the obligations of a confirming institution or entity that wrongfully dishonors a confirmation; (xi) Issuer dishonoring any presentation upon or during the continuance of any Event of Default (as hereinafter defined) or for which Applicant is unable or unwilling to make any payment to Issuer required under Section 2 above; or (xii) the acts or omissions, whether rightful or wrongful, of any present or future de jure or de facto governmental or regulatory authority or cause or event beyond the control of such Indemnified Person; in each case, including that resulting from Issuer’s own negligence, provided, however, that such indemnity shall not be available to any Person claiming indemnification under clauses (i) through (xii) above to the extent that such Costs are found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted directly from the gross negligence or willful misconduct of the Indemnified Person claiming indemnity. If and to the extent that the obligations of Applicant under this paragraph are unenforceable for any reason, Applicant shall make the maximum contribution to the Costs permissible under applicable law.

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(b)    The liability of Issuer (or any other Indemnified Person) under, in connection with and/or arising out of this Agreement or any Credit (or any pre-advice), regardless of the form or legal grounds of the action or proceeding, shall be limited to any direct damages suffered by Applicant that are caused directly by Issuer’s gross negligence or willful misconduct in (i) honoring a presentation that does not at least substantially comply with a Credit, (ii) failing to honor a presentation that strictly complies with a Credit or (iii) retaining Drawing Documents presented under a Credit. In no event shall Issuer be deemed to have failed to act with due diligence or reasonable care if Issuer’s conduct is in accordance with Standard Letter of Credit Practice or in accordance with this Agreement, including Section 4(d) below. Applicant’s aggregate remedies against Issuer and any Indemnified Person for wrongfully honoring a presentation under any Credit or wrongfully retaining honored Drawing Documents shall in no event exceed the aggregate amount paid by Applicant to Issuer in respect of the honored presentation in respect of such Credit under Section 2 above, plus interest. Notwithstanding anything to the contrary herein, Issuer and the other Indemnified Persons shall not, under any circumstances whatsoever, be liable for any punitive, consequential, indirect or special damages or losses regardless of whether Issuer or any Indemnified Person shall have been advised of the possibility thereof or of the form of action in which such damages or losses may be claimed. Applicant shall take action to avoid and mitigate the amount of any damages claimed against Issuer or any Indemnified Person, including by enforcing its rights in the underlying transaction. Any claim by Applicant for damages under or in connection with this Agreement or any Credit shall be reduced by an amount equal to the sum of (i) the amount saved by Applicant as a result of the breach or alleged wrongful conduct and (ii) the amount of the loss that would have been avoided had Applicant mitigated damages. “Standard Letter of Credit Practice” means, for Issuer, any letter of credit practices applicable in the City of New York, New York. Such practices shall be (i) of banks that regularly issue Credits in New York and (ii) required or permitted under ISP98 or UCP600, as selected in the applicable Credit. “ISP98” means, International Standby Practices 1998 (International Chamber of Commerce Publication No. 590) and “UCP600” means, Uniform Customs and Practice for Documentary Credits, 2007 Revision, International Chamber of Commerce Publication No. 600.
(c)    Without limiting any other provision of this Agreement, Issuer and each other Indemnified Person (if applicable), shall not be responsible to Applicant for, and Issuer’s rights and remedies against Applicant and Applicant’s obligation to reimburse Issuer shall not be impaired by: (i) honor of a presentation under any Credit which on its face substantially complies with the terms of such Credit; (ii) honor of a presentation of any Drawing Documents which appear on their face to have been signed, presented or issued (X) by any purported successor or transferee of any beneficiary or other party required to sign, present or issue the Drawing Documents or (Y) under a new name of any beneficiary; (iii) acceptance as a draft of any written or electronic demand or request for payment under any Credit, even if nonnegotiable or not in the form of a draft, and may disregard any requirement that such draft, demand or request bear any or adequate reference to such Credit; (iv) the identity or authority of any presenter or signer of any Drawing Document or the form, accuracy, genuineness, or legal effect of any presentation under any Credit or of any Drawing Documents; (iv) disregard of any non-documentary conditions stated in any Credit; (v) acting upon any Instruction which it, in Good Faith (as defined below), believes to have been given by a Person or entity authorized to give such Instruction; (vi) any errors, omissions, interruptions or delays in transmission or delivery of any message, advice or document (regardless of how sent or transmitted) or for errors in interpretation of technical terms or in translation; (x) any delay in giving or failing to give any notice; (xi) any acts, omissions or fraud by, or the solvency of, any beneficiary, any nominated Person or any other Person; (xii) any breach of contract between Beneficiary and Applicant or any of the parties to the underlying transaction; (xi) assertion or waiver of any provision of the ISP which primarily benefits an issuer of a letter of credit, including, any requirement that any Drawing Document be presented to it at a particular hour or place; (xiii) payment to any paying or negotiating bank (designated or permitted by the terms of the applicable Credit) claiming that it rightfully honored or is entitled to reimbursement or indemnity under the Standard Letter of Credit Practice applicable to it; (xiv) dishonor of any presentation upon or during any Event of Default or for which Applicant is unable or unwilling to reimburse or indemnify Issuer (provided that Applicant acknowledges that if Issuer shall later be required to honor the presentation, Applicant shall be liable therefor in accordance with Section 2 hereof); (xv) acting (or declining to act, as the case may
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be) in each case as is required or permitted under Standard Letter of Credit Practice applicable to where it has issued, confirmed, advised or negotiated such Credit, as the case may be; and (xvi) acting (or failing to act, as the case may be) in contravention of the Standard Letter of Credit Practice applicable to where it has issued, confirmed, advised or negotiated such Credit, as the case may be, where the express terms set forth herein differ from such Standard Letter of Credit Practice, and such action or inaction is in accordance with the terms hereof. “Good Faith” means honesty in fact in the conduct of the transaction concerned.

(d)    Applicant shall notify Issuer in writing of (i) any noncompliance with any Instruction, any other irregularity with respect to the text of any Credit or any amendment thereto or any claim of an unauthorized, fraudulent or otherwise improper Instruction, within one (1) Business Day of Applicant’s receipt of a copy of such Credit or amendment and (ii) any objection Applicant may have to Issuer’s honor or dishonor of any presentation under any Credit or any other action or inaction taken or proposed to be taken by Issuer under or in connection with this Agreement or any Credit, within three (3) Business Days after Applicant receives oral or written notice of the objectionable action or inaction. The failure to so notify Issuer within said times shall discharge Issuer from any loss or liability that Issuer could have avoided or mitigated had it received such written notice, to the extent that Issuer could be held liable for damages hereunder; provided that, if Applicant shall not provide such notice to Issuer within three (3) Business Days of the date of receipt thereof, Issuer shall have no liability whatsoever for such noncompliance, irregularity, action or inaction and Applicant shall be precluded from raising such noncompliance, irregularity or objection as a defense or claim against Issuer. Applicant’s acceptance or retention of a Drawing Document presented under or in connection with any Credit (whether or not the document is genuine) or any property that is the subject of a Drawing Document presented under or in connection with any Credit shall ratify Issuer’s honor of the presentation and preclude Applicant from raising a defense, set-off or claim with respect to Issuer’s honor of such Credit. Issuer shall not be required to seek any waiver of discrepancies from Applicant or to grant any waiver of discrepancies which Applicant approves or requests.
(e)    Applicant will: (i) comply in all material respects with all foreign and domestic laws, rules and regulations (including the USA PATRIOT Act, foreign exchange control regulations, foreign asset control regulations and other trade-related regulations) now or hereafter applicable to each Credit, the transactions underlying such Credit or Applicant’s execution, delivery and performance of this Agreement; and (ii) to the extent not provided to Issuer under other agreements or publicly available, promptly upon request, furnish Issuer with Applicant’s most recent quarterly and year-end financial statements (as audited, if available) and such other information as Issuer shall reasonably request regarding the financial condition, business or operations of Applicant. Further, the undersigned acknowledges and agrees to provide Issuer additional information, records, and documentation as reasonably requested by Issuer, including, if required by law or necessary to assist Issuer with its compliance with applicable law or regulations, relevant information concerning Beneficiary, pursuant to Issuer’s programs enacted to comply with Section 326 of the USA PATRIOT Act, the applicable regulations promulgated thereunder, and Issuer’s Know Your Customer/Customer Identification Program and authorizes Issuer to verify information as per the USA PATRIOT Act Regulation.
(f)    Applicant acknowledges that this Agreement and each Credit is entered into (or will be entered into) for commercial purposes. To the extent that Applicant may now or hereafter be entitled, in any jurisdiction in which judicial proceedings may at any time be commenced with respect to this Agreement or any Credit, to claim for itself or its revenues or properties any immunity from the jurisdiction of any court or from legal process (whether from service or notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise), and to the extent that in any such jurisdiction there may be attributed to Applicant any such immunity (whether or not claimed), Applicant hereby irrevocably agrees not to claim, and hereby waives, such immunity in respect of its obligations under this Agreement or any Credit.
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(g)    If Beneficiary is a bank or other financial institution which, in reliance on any Credit, is asked to issue its own guarantee or letter of credit on your behalf, Issuer shall have no responsibility to you for the wording of such guarantee or letter of credit or their legal effect.
(h)    Issuer shall have no duty to amend or extend any Credit once issued, and if any Credit provides for Issuer to have the option whether to give Beneficiary notice of Issuer’s election not extend, not to renew, not to reinstate or to cancel or terminate such Credit, then Issuer shall have sole discretion whether or not to give or refrain from giving such notice.

5.    Conditions Precedent.
The effectiveness of this Agreement is subject to the satisfaction of the following conditions (the “Effective Date” being the date that all of the following conditions have been satisfied, or waived by Issuer): (a) Issuer shall have received, each in form and substance satisfactory to Issuer, (i) from each party hereto and thereto either (x) a counterpart of this Agreement and that certain Blocked Account Control Agreement, dated as of the date hereof, by and among Applicant, Issuer and the depositary bank party thereto (the “Control Agreement”) signed on behalf of such party or (y) written evidence satisfactory to Issuer (which may include telecopy or email transmission of a signed signature page to this Agreement and the Control Agreement) that such party has signed a counterpart of this Agreement and the Control Agreement, (ii) such customary certificates of resolutions or other action, incumbency certificates and/or other certificates of officers of Applicant as Issuer may reasonably require evidencing the identity, authority and capacity of each officer thereof authorized to act as an officer in connection with this Agreement, (iii) such other documents and certificates (including organizational documents and good standing certificates) as Issuer may reasonably request relating to the organization, existence and good standing of Applicant and any other legal matters relating to Applicant, this Agreement or the transactions contemplated thereby, (iv) a customary legal opinion of Womble Bond Dickinson LLP, counsel to Applicant, addressed to Issuer and dated the Effective Date, (v) a solvency certificate in form and substance reasonably satisfactory to Issuer and (vi) at least three (3) Business Days prior to the Effective Date, all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA Patriot Act and 31 C.F.R. § 1010.230 (the “Beneficial Ownership Regulation”); (b) the representations and warranties set forth in this Agreement shall be true and correct in all material respects on and as of the Effective Date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date; (c) at the time of and after giving effect to this Agreement, no Event of Default shall have occurred and be continuing; and (d) Issuer shall have received all fees and other amounts due and payable on or prior to the Effective Date, including, to the extent previously invoiced, reimbursement or payment of all out of pocket expenses (including expenses of counsel Issuer) required to be reimbursed or paid by Applicant hereunder.
In addition, each issuance, amendment or renewal of any Credit is subject to the following conditions: (i) Issuer shall have received, in form and substance reasonably satisfactory to Issuer, an Application; (ii) at the time of and after giving effect to such issuance, amendment or renewal of such Credit, no Event of Default shall have occurred and be continuing; and (iii) at the time of and after giving effect to such issuance, amendment or renewal of such Credit, the representations and warranties of Applicant set forth in this Agreement shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the Effective Date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date.

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6.    Representations and Warranties and Covenants. Applicant hereby represents and warrants as of the date of this Agreement (and with each Instruction for the issuance of a Credit represents and warrants as of the date of such Instruction) that: (a) Applicant, if an individual, is competent to enter into and perform its obligations under this Agreement (including, without limitation, to pledge the Collateral (as defined below)), and if a corporation, limited liability company, partnership, trust or other legal entity (each an “entity”), is duly organized and validly existing in good standing under the laws of its jurisdiction of formation, is duly qualified and in good standing in all such foreign jurisdictions where its business or property so requires and has the power and authority to enter into this Agreement and the Control Agreement, and perform its obligations hereunder and thereunder; (b) it has obtained all authorizations, consents and approvals required for it to enter into and perform this Agreement in accordance with its terms; (c) this Agreement and the Control Agreement each constitute the legal, valid and binding obligations of Applicant, enforceable against it in accordance with their respective terms; (d) the execution, delivery and performance of this Agreement and the Control Agreement by Applicant does not and will not contravene (i) if an entity, its charter, by-laws or other organizational documents, (ii) any order or writ binding on or affecting Applicant or its properties or subsidiaries, or (iii) any agreement or arrangement to which Applicant is a party or by which it or its properties or subsidiaries may otherwise be bound, the contravention of which agreement or arrangement would have a Material Adverse Effect on Applicant; (e) the financial statements most recently furnished to Issuer by Applicant fairly present in all material respects the financial condition of the entities covered thereby in accordance with generally accepted accounting principles, and there has been no material adverse change in Applicant’s business, condition or prospects (in each case, financial or otherwise) or results of operation since the date of such financial statements; (f) no information now or hereafter furnished by Applicant to Issuer in connection with this Agreement or any Credit is or shall be materially false or misleading when furnished; (g) there is no pending or threatened action which may materially adversely affect its financial condition or business or which purports to affect the validity or enforceability of this Agreement, any Credit or any transaction related to any Credit; (h) it owns the Collateral free and clear of any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge or other security interest or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement and any capital lease having substantially the same economic effect as any of the foregoing) (collectively, “Lien”) other than Permitted Liens (defined below); (i) it has implemented policies, procedures and controls designed to ensure compliance with all United States economic, financial, anti-narcotics trafficking, anti-money laundering, anti-terrorism, and other sanctions laws and regulations (“US Sanctions”) and that neither Applicant nor any Beneficiary nor any of Applicant’s or any of Beneficiary’s respective directors, officers, employees, agents, representatives, members, subsidiaries or affiliates is: a person or is owned or controlled by a person: (1) with whom transactions are currently prohibited under or is the subject of any US Sanctions or any similar sanctions (economic, financial or otherwise) imposed by the European Union or any member state thereof, the United Kingdom, the United Nations or any other body, governmental or other, to which Applicant is subject (collectively, “Other Economic Sanctions”), (2) located, organized, resident or doing business in, or operating from a country or territory that is the subject of any US Sanctions or Other Economic Sanctions, (3) designated on the OFAC list of Specially Designated Nationals, or (4) otherwise targeted under US Sanctions or Other Economic Sanctions (and Applicant hereby covenants and agrees that it will immediately notify Issuer if it determines that Applicant or any Beneficiary or any of Applicant’s or any of Beneficiary’s directors, officers, agents, representatives or affiliates becomes a person, or is owned or controlled by a person, described in any of clauses (1)-(4) above; (j) it complies with all U.S. laws and regulations prohibiting any U.S. person or company from complying with an unsanctioned foreign boycott, and will not comply with any such request relating to any underlying transaction supported by any Credit; (k) it and any Beneficiary will refrain from taking any action that would result in violation by Issuer of U.S. Sanctions or Other Economic Sanctions; (l) in connection with any underlying transaction supported by any Credit, it has not and warrants that it will not (1) make (or cause to be made) any payments or gifts of anything of value or any offers or promises of payments or gifts of anything of value, directly or indirectly, to any Public Official (as defined below) or to any other person to secure an improper advantage or obtain or retain business or an advantage in the conduct of this business or otherwise to perform their duties improperly, or (2) pay, or offer, or agree to pay (or cause to
NYACTIVE-21489222.4                                Agreement for Irrevocable LCs (GS)

be paid, offered or agreed to be paid) any political contributions or donations. In performing this Agreement, Applicant agrees to not make or permit to be made or knowingly allow a third party to make any payments, which, if made by Applicant, would violate this Agreement; (m) the Obligations (as defined below) are "first lien debt" and "senior debt" or "designated senior debt" (or any comparable terms) under, and as may be defined in, any indenture or document governing any applicable indebtedness that is subordinated in right of payment to such Obligations; (n) Applicant is not required to be registered as an "investment company" under the Investment Company Act of 1940; and (o) as of the date of this Agreement, none of the Collateral is margin stock as defined in Regulation U of the Board of Governors of the United States Federal Reserve System, or any successor thereto (“Margin Stock”), and neither Applicant nor any of its subsidiaries are engaged nor will they engage, principally or as one of their or its important activities, in the business of purchasing or carrying Margin Stock, or extending credit for the purpose of purchasing or carrying Margin Stock, and no Credit will be used for any purpose that violates Regulation U. As used in this Agreement, (x) “Public Official” means any person holding an elected or appointed office and any other officer or employee of a government or a department, agency, instrumentality or part thereof (including a state owned or controlled enterprise or joint venture/partnership and its partners and shareholders) or of a public international organization or a political party in each case in a relevant jurisdiction; or any person exercising a public function or acting in an official capacity for or on behalf of any of the foregoing and (y) “Material Adverse Effect” means (a) a material adverse change in, or a material adverse effect upon, the operations, business, properties, liabilities (actual or contingent) or financial condition of Applicant or Applicant and its subsidiaries taken as a whole; or (b) a material adverse effect on (i) the ability of Applicant to perform its Obligations under this Agreement or any other agreement entered in connection herewith (collectively, the “Credit Documents”), (ii) the legality, validity, binding effect or enforceability against Applicant of any Credit Document or (iii) the rights, remedies and benefits available to, or conferred upon, Issuer under any Credit Documents.
Further, (a) Applicant shall not create or suffer to exist any Lien on the Collateral (as defined below) (other than (i) security interests granted to Issuer, (ii) liens for taxes or other governmental charges which are not delinquent or which are being contested in good faith and for which a reserve shall have been established in accordance with generally accepted accounting principles in the United States as in effect from time to time and (iii) statutory and other liens imposed by law created in the ordinary course of business for amounts not yet due or which are being contested in good faith by appropriate proceedings diligently conducted and with respect to which adequate bonds have been posted (the liens described in clauses (i), (ii) and (iii) are collectively referred to herein as “Permitted Liens”)); (b) at any time, upon the written request of Issuer, and at the sole expense of Applicant, Applicant will promptly and duly execute and deliver, and have recorded, such further instruments and documents and take such further actions as Issuer may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted; (c) Applicant shall defend any security interest granted to Issuer hereunder against the claims and demands of all Persons (other than Issuer) whomsoever; (d) Applicant shall preserve, renew and maintain in full force and effect its legal existence and good standing under the laws of the jurisdiction of its organization and take all reasonable action to maintain all rights, privileges, permits, licenses and franchises necessary or desirable in the normal conduct of its business, except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect; (e) Applicant shall promptly notify Issuer of the occurrence of any Event of Default; and (f) Applicant shall use each Credit for general corporate purposes not in contravention of any applicable law.
7.    Pledge & Security Interest; Cash Collateralization. (a) As security for the full and punctual payment and performance when due of all Obligations (as hereinafter defined), Applicant hereby grants to Issuer a first priority continuing lien and perfected security interest in, and pledges and assigns to Issuer all of Applicant’s present and future right, title and interest in, to and under all of the following property (whether now existing or hereafter created or acquired): (i) all deposit accounts and other accounts identified on Schedule A attached hereto and made part hereof (whether one or more, collectively, the “Collateral Accounts”), and any and all of their respective successor, replacement or substitute accounts with any office of Issuer wherever located; (ii) all cash, checks or other assets
NYACTIVE-21489222.4                                Agreement for Irrevocable LCs (GS)

deposited or held in or credited to the Collateral Accounts; (iii) all interest and other property received, receivable or otherwise distributed or distributable in respect of, or in exchange for any of the foregoing; (iv) all certificates and instruments evidencing any of the foregoing; (v) all property which has been or at any time shall be delivered to or otherwise come into the possession, custody or control of any office of Issuer or any correspondent (which shall be deemed a collateral agent or a bailee of Issuer for the purpose of perfecting a security interest in the property) for any purpose, whether or not for the express purpose of being used by any such entity as collateral security or for safekeeping, custody, pledge, transmission or otherwise; (vi) all claims of Applicant against Issuer; (vii) all claims and rights of Applicant against any beneficiary of any Credit arising in connection with such Credit or the transaction underlying such Credit; and (viii) all products and proceeds of any of the foregoing ((i)-(viii) collectively, the “Collateral”). Issuer is authorized to file or amend any financing statements under the Uniform Commercial Code (the “UCC”) (or equivalent(s) under the laws of any other applicable jurisdiction) with respect to the Collateral. Applicant will, at its own expense, execute such documents and take such further action as Issuer may reasonably request to preserve, protect, or maintain the Collateral and the validity, perfection and priority of Issuer’s security interest therein, including, but not limited to, control agreements relating to the Collateral from time to time, in form and substance mutually agreeable to Applicant and Issuer.
(b)    As long as any Credit is outstanding or any drawing thereunder shall not have been fully reimbursed to Issuer, the aggregate sum in United States dollars on deposit in the Collateral Accounts shall not be less than the lesser of (i) 103% of the Credit Exposure (defined below) at such time and (ii) $5,000,000 in excess of the Credit Exposure (defined below) at such time (the “Minimum Collateral Amount”). If at any time the aggregate sum on deposit in the Collateral Accounts shall be less than the Minimum Collateral Amount, Applicant shall within one (1) Business Day deposit in the Collateral Accounts an amount sufficient to eliminate such shortfall. As used herein, “Credit Exposure” means, at any time, the sum of (i) the aggregate outstanding amounts available to be drawn under all Credits, plus (ii) the aggregate amount of all drawings (if any) under any Credits that have not been fully reimbursed to Issuer. The Collateral Accounts shall be blocked accounts of Applicant under the sole control of Issuer, as to which Applicant shall have no right to draw checks or give other instructions or orders except as expressly permitted by this Agreement. Each of Issuer and Applicant hereby agrees that (i) each Collateral Account is a “deposit account” within the meaning of Section 9-102(a)(29) of the Uniform Commercial Code as in effect of the State of New York from time to time (the “New York UCC”) and (ii) for purposes of Part 3 or Article 9 of the New York UCC, the State of New York shall be deemed to be Issuer’s jurisdiction within the meaning of Section 9-3014(b)(1) of the New York UCC.
8.    Events of Default; Obligations Due; Remedies. (a) Each of the following shall be an “Event of Default” under this Agreement: (i) Applicant shall fail to pay any sum payable upon or in respect of any of the obligations and liabilities of Applicant in respect of any and all Credits issued hereunder (if any) and all obligations and liabilities under this Agreement and under any other agreement executed in connection herewith, in each case, whether matured or unmatured, absolute or contingent, now existing or hereafter incurred (“Obligations”), when due; (ii) Applicant shall fail to perform any agreement contained herein or in any other agreement executed in connection herewith, including, but not limited to, Section 7(b) hereof; (iii) Applicant shall fail to pay any taxes when due, and such nonpayment shall have a Material Adverse Effect on Applicant; (iv) there shall be commenced against Applicant any proceeding for enforcement of a money judgment reasonably expected to have a Material Adverse Effect on Applicant; (v) any statement made, or any information, report or Instruction furnished by or for Applicant to Issuer contains any misstatement of a material fact or omits to state a material fact or any fact necessary to make any statement contained therein not misleading; (vi) the dissolution or termination or, if an individual, death or declaration by an appropriate legal authority of incompetency, of Applicant; (vii) [reserved]; (viii) Applicant shall become insolvent (however such insolvency may be evidenced or defined) or generally not be able to pay its debts as they become due, shall make a general assignment for the benefit of creditors, or shall suspend the transaction of its usual business or be expelled or suspended from any exchange, or if an application is made by any judgment creditor of Applicant for any order directing Issuer to pay over money or to deliver other property, or a petition in bankruptcy shall be filed by or against Applicant or any proceeding shall be instituted by or against
NYACTIVE-21489222.4                                Agreement for Irrevocable LCs (GS)

Applicant for any relief under any bankruptcy or insolvency laws or any law relating to the relief of debtors, readjustment of indebtedness, reorganization, composition or extensions, or if any governmental authority or any court at the instance of any governmental authority shall take possession of any substantial part of the property of Applicant or shall assume control over the affairs or operations of Applicant, or if a receiver or custodian shall be appointed for, or a writ or order of attachment or garnishment shall be issued or made against, any of the property or assets of Applicant or Applicant shall indicate that any of the foregoing has occurred or will occur; (ix) there shall occur in one or a series of transactions, in each case unless Issuer consents thereto in writing, (A) the sale or transfer of the assets of Applicant, or the creation or assertion of a lien over, a substantial portion of the assets of Applicant, (B) an acquisition, directly or indirectly, of the power to direct or cause the direction of the management or policies of Applicant, whether by means of contract, voting power or otherwise, by parties other than those holding such power on the date hereof, or (C) the division, merger or consolidation of Applicant; or (x) any security agreement purporting to secure any of Applicant’s obligations hereunder shall for any reason fail to create a valid security interest in the collateral purported to be granted thereby or such security interest shall not be perfected or have the priority required thereby.
(b)    Upon an Event of Default, all of the Obligations shall be immediately due and payable without notice or demand (whether or not a drawing or claim had in fact been made or paid) and Issuer may, in addition to all other rights and remedies it may have at law or in equity, (i) exercise any remedies of a creditor under applicable law or contract, including under the UCC, (ii) charge, debit and/or set-off against any general or special account of Applicant maintained at any office of Issuer (whether matured or unmatured) for the amount of the Obligations, (iii) amend or terminate, or transfer drawing rights or cure one or more discrepancies under, any Credit, and/or (iv) make payment in satisfaction of the Obligations or hold all amounts, proceeds and collateral as security for each Credit.
9.    Continuing Rights and Obligations. Issuer’s rights and liens hereunder shall continue unimpaired, and Applicant shall be and remain obligated in accordance with the terms and provisions hereof, notwithstanding the release and/or substitution of any property which may be held as security hereunder at any time, or of any rights or interest therein. Applicant waives any defense whatsoever which might constitute a defense available to, or discharge of, a surety or a guarantor. If more than one Person signs this Agreement, each of them shall be jointly and severally liable hereunder and all the terms and provisions regarding liabilities, obligations and property of such Persons shall apply to any liabilities, obligations and property of any and all of them.
10.    Jurisdiction; Service of Process. SUBJECT TO CLAUSE (E) OF THE FOLLOWING SENTENCE, ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY PARTY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY INSTRUCTION, ANY SECURITY AGREEMENT EXECUTED IN CONNECTION HEREWITH OR ANY CREDIT ISSUED PURSUANT HERETO, SHALL BE BROUGHT IN ANY FEDERAL COURT OF THE UNITED STATES OF AMERICA SITTING IN THE BOROUGH OF MANHATTAN OR, IF THAT COURT DOES NOT HAVE SUBJECT MATTER JURISDICTION, IN ANY STATE COURT LOCATED IN THE CITY AND COUNTY OF NEW YORK. BY EXECUTING AND DELIVERING THIS AGREEMENT, ISSUER, APPLICANT AND ANY ACCOUNT PARTY, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY (A) ACCEPTS GENERALLY AND UNCONDITIONALLY THE EXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS (OTHER THAN WITH RESPECT TO ACTIONS BY ISSUER IN RESPECT OF RIGHTS UNDER ANY SECURITY AGREEMENT GOVERNED BY LAWS OTHER THAN THE LAWS OF THE STATE OF NEW YORK OR WITH RESPECT TO ANY COLLATERAL SUBJECT THERETO, IN WHICH CASE AND TO THAT EXTENT ONLY THE JURISDICTION OF SUCH COURTS IN NEW YORK SHALL BE NON-EXCLUSIVE); (B) WAIVES ANY DEFENSE OF FORUM NON CONVENIENS; (C) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO ISSUER, APPLICANT OR ACCOUNT PARTY, IF ANY, AS APPLICABLE, AT ITS ADDRESS PROVIDED ON THE COVER PAGE OF THIS AGREEMENT;
NYACTIVE-21489222.4                                Agreement for Irrevocable LCs (GS)

(D) AGREES THAT SERVICE AS PROVIDED IN CLAUSE (C) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER APPLICANT AND ACCOUNT PARTY, AS APPLICABLE, IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT; AND (E) AGREES THAT ISSUER RETAINS THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST APPLICANT AND ANY ACCOUNT PARTY IN THE COURTS OF ANY OTHER JURISDICTION IN CONNECTION WITH THE EXERCISE OF ANY RIGHTS UNDER ANY SECURITY AGREEMENT OR THE ENFORCEMENT OF ANY JUDGMENT.
11.    Waiver of Jury Trial; Limitation on Actions. (a) ISSUER, APPLICANT AND ANY ACCOUNT PARTY EACH HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING HEREUNDER, ANY INSTRUCTION, ANY SECURITY EXECUTED IN CONNECTION HEREWITH OR UNDER ANY CREDIT ISSUED HEREUNDER OR ANY DEALINGS RELATING TO THE SUBJECT MATTER OF THIS AGREEMENT. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH PARTY HERETO ACKNOWLEDGES (AND ISSUER BY ISSUING ANY CREDIT ACKNOWLEDGES) THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS AGREEMENT, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN ITS RELATED FUTURE DEALINGS. EACH PARTY HERETO FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS HERETO OR OF ANY CREDIT. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.
(b)    No legal action or proceeding arising out of or in connection with this Agreement, any Instruction or any Credit may be brought by Applicant against Issuer unless commenced within one (1) year after (x) the expiration date of the applicable Credit or (y) the alleged breach shall have purportedly occurred, whichever is earlier.
12.    Applicable Law; Severability. This Agreement and the rights and obligations of the parties hereunder (including, without limitation, claims sounding in contract law, tort law arising out of the subject matter hereof and any determinations with respect to post-judgment interest) shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to principles of conflict of laws that would result in the application of any law other than the law of the State of New York. Either ISP98 or UCP600, as selected in the Credit, is incorporated by reference into this Agreement and is evidence of Standard Letter of Credit Practice with respect to matters covered therein; provided, however, that to the extent permitted by applicable law, (i) this Agreement shall prevail in case of a conflict between this Agreement, the New York UCC, and/or Standard Letter of Credit Practice and (ii) ISP98 or UCP600, as applicable, shall prevail in case of a conflict between the ISP98 or UCP600 and the UCC and other Standard Letter of Credit Practice. Any provisions of this Agreement which may be determined by competent authority to be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, Applicant hereby waives any provision of law that prohibits or renders unenforceable any provision of this Agreement.
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13.    No Third Party Benefits; Successor; Assignment; Integration; Delivery by Facsimile; Notices. This Agreement shall be binding upon and inure to the benefit of Issuer and Applicant and any Account Party and their respective successors and permitted assigns; PROVIDED, HOWEVER THAT NEITHER Applicant nor any Account Party may assign its obligations hereunder without the prior written consent of Issuer. This Agreement shall not confer any right or benefit upon any Person other than the parties to this Agreement, the Indemnified Persons, their respective successors and permitted assigns, and, to the extent set forth in the next succeeding sentence, any entity to whom Issuer sells a participation (a “Participant”) (or to whom any Participant sells a subparticipation (a “Subparticipant”)). Issuer may assign or sell participations in all or any part of any Credit or this Agreement to another entity and Issuer may disseminate credit information relating to Applicant and any Account Party in connection with any proposed participation and each Participant and Subparticipant shall have the benefit of Sections 2(a)(v), 2(b) and 2(c) hereof as though references therein to "Issuer" included references to each Participant and Subparticipant and as though references to "issuing and maintaining" any Credit included reference to "acquiring participation or subparticipation interests in" such Credit. Any Credit Document may be signed and delivered in counterparts, it being understood and agreed that the words “execution,” “signed,” “signature,” and words of similar import in, or with respect to, any Credit Document shall be deemed to include electronic signatures or the keeping of records in electronic form (including, without limitation, the execution by means of “DocuSign”, or other similar platform or service approved by Issuer), each of which shall be of the same effect, validity and enforceability as manually executed signatures or a paper-based recordkeeping system, as the case may be, to the extent and as provided for under applicable law, including the Electronic Signatures in Global and National Commerce Act of 2000 (15 USC § 7001 et seq.), the Electronic Signatures and Records Act of 1999 (NY State Technology Law §§ 301-309), or any other similar state laws based on the Uniform Electronic Transactions Act; provided, that any electronic signature delivered by means of “DocuSign”, or other similar third-party platform by one party shall be promptly followed by an email attestation by such party to the recipient party confirming that such electronic signature so delivered is the signature of such party; and provided, further, that upon the request of Issuer, any electronic signature on an Application delivered to Issuer shall be followed by a manually executed counterpart as promptly as reasonably practicable. Notices to Issuer of amendment, modification, assignment, cancellation, extension, transfer, waiver and/or objection to honor shall be sent to the address of Issuer as set forth on the Application and shall be delivered by hand, overnight courier or certified mail, return receipt requested, and shall be deemed to be made to Issuer when received by Issuer. Notices to Applicant shall be sent to the address set forth below the signature line hereto. Each party may change its address for notices hereunder by giving notice in writing of the change to the other party. THIS AGREEMENT CONSTITUTE THE ENTIRE CONTRACT AND FINAL AGREEMENT AMONG THE PARTIES RELATING TO THE SUBJECT MATTER AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.
14.    Continuing Agreement; Termination.
This Agreement is a continuing agreement and may not be terminated by Applicant except upon (i) ten (10) days’ prior written notice of such termination by Applicant to Issuer at the address of Issuer set forth on the most recent Credit issued hereunder, (ii) payment of all Obligations in full, and (iii) the expiration or cancellation of all Credits issued hereunder with no pending drawing remaining under any Credit previously issued hereunder. This Agreement shall terminate without any action from the parties hereto on the later of (a) December 31, 2025 (the “Initial Expiration Date”), and (b) the date on which the events described in clauses (ii) and (iii) of the immediately preceding sentence have occurred.

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15.    Discretion in Issuing. Acceptance of this Agreement shall not obligate Issuer to issue any Credit until such time, if any, as it has agreed to do so. This Application is to be used solely for standby letters of credit and shall not be used for any commercial letters of credit. If Issuer has otherwise agreed to issue a Credit, Issuer shall not be under any obligation to issue such Credit if (i) any Regulatory Change or any order, judgment or decree of any governmental authority or arbitrator shall by its terms purport to enjoin or restrain Issuer from issuing such Credit, (ii) any law, rule, regulation or order of any governmental authority applicable to Issuer or any request or directive (whether or not having the force of law) from any governmental authority with jurisdiction over Issuer shall prohibit, or request that Issuer refrain from, the issuance of letters of credit generally or such Credit in particular, or (iii) the issuance thereof would violate one or more policies of Issuer (from time to time in effect) applicable to letters of credit generally.
[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement for Irrevocable Standby Letters of Credit to be duly executed by their respective authorized officers as of the day and year first above written.

PEABODY ENERGY CORPORATION,
as Applicant
By:    /s/Brian R. Cropper
    Name:    Brian Cropper
    Title:    Vice President & Treasurer

[AGREEMENT FOR IRREVOCABLE STANDBY LETTERS OF CREDIT - SIGNATURE PAGE]

GOLDMAN SACHS BANK USA,
as Issuer
By: /s/William Briggs
Name: William Briggs
Title: Authorized Signatory

[AGREEMENT FOR IRREVOCABLE STANDBY LETTERS OF CREDIT - SIGNATURE PAGE]

SCHEDULE A
TO
AGREEMENT FOR IRREVOCABLE STANDBY LETTERS OF CREDIT
Collateral Accounts at Goldman Sachs Bank USA
[OMITTED]

NYACTIVE-21489222.4

EXHIBIT I
TO
AGREEMENT FOR IRREVOCABLE STANDBY LETTERS OF CREDIT

[OMITTED]
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